                     Exhibit 24.1

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Donald H. Layton, James G. Mackey, William H. McDavid, Alicia S. Myara and Kevin I. MacKenzie, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2016 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 1, 2016.

/s/ Raphael W. Bostic
Raphael W. Bostic

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Donald H. Layton, James G. Mackey, William H. McDavid, Alicia S. Myara and Kevin I. MacKenzie, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2016 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 1, 2016.

/s/ Carolyn H. Byrd
Carolyn H. Byrd

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Donald H. Layton, James G. Mackey, William H. McDavid, Alicia S. Myara and Kevin I. MacKenzie, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2016 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 1, 2016.

/s/ Lance F. Drummond
Lance F. Drummond

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Donald H. Layton, James G. Mackey, William H. McDavid, Alicia S. Myara and Kevin I. MacKenzie, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2016 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 8, 2016.

/s/ Thomas M. Goldstein
Thomas M. Goldstein

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Donald H. Layton, James G. Mackey, William H. McDavid, Alicia S. Myara and Kevin I. MacKenzie, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2016 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 1, 2016.

/s/ Richard C. Hartnack
Richard C. Hartnack

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Donald H. Layton, James G. Mackey, William H. McDavid, Alicia S. Myara and Kevin I. MacKenzie, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2016 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 1, 2016.

/s/ Steven W. Kohlhagen
Steven W. Kohlhagen

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Donald H. Layton, James G. Mackey, William H. McDavid, Alicia S. Myara and Kevin I. MacKenzie, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2016 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 1, 2016.

/s/ Christopher S. Lynch
Christopher S. Lynch

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Donald H. Layton, James G. Mackey, William H. McDavid, Alicia S. Myara and Kevin I. MacKenzie, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2016 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 1, 2016.

/s/ Sara Mathew
Sara Mathew

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Donald H. Layton, James G. Mackey, William H. McDavid, Alicia S. Myara and Kevin I. MacKenzie, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2016 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 1, 2016.

/s/ Saiyid T. Naqvi
Saiyid T. Naqvi

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Donald H. Layton, James G. Mackey, William H. McDavid, Alicia S. Myara and Kevin I. MacKenzie, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2016 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 1, 2016.

/s/ Nicolas P. Retsinas
Nicolas P. Retsinas

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Donald H. Layton, James G. Mackey, William H. McDavid, Alicia S. Myara and Kevin I. MacKenzie, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2016 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 1, 2016.

/s/ Eugene B. Shanks, Jr.
Eugene B. Shanks, Jr.

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Donald H. Layton, James G. Mackey, William H. McDavid, Alicia S. Myara and Kevin I. MacKenzie, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2016 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 1, 2016.

/s/ Anthony A. Williams
Anthony A. Williams